UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): MARCH 8, 2005



                      INSIGHT COMMUNICATIONS COMPANY, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                        0-26677                  13-4053502
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                 810 7TH AVENUE
                            NEW YORK, NEW YORK 10019
                    (Address of principal executive offices)


                  Registrant's telephone number: (917) 286-2300


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On March 8, 2005, we issued a press release announcing that our Board of Directors had appointed a special committee to review a proposal to acquire all of our outstanding publicly held Class A common stock. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

     On March 8, 2005, we sent a memo to our employees discussing our receipt of the proposal to acquire all of our outstanding publicly held Class A common stock. A copy of the memo is being furnished as Exhibit 99.2 to this report and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:


    EXHIBIT NO.           DESCRIPTION

        99.1              Press release issued on March 8, 2005
        99.2              Memo distributed to employees on March 8, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INSIGHT COMMUNICATIONS COMPANY, INC.



Dated: March 8, 2005                     By:  /s/ Elliot Brecher
                                            ---------------------------------
                                              ELLIOT BRECHER
                                              Senior Vice President
                                                 and General Counsel